SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 7, 1998

                           RENAISSANCE MEDIA GROUP LLC
                        RENAISSANCE MEDIA (TENNESSEE) LLC
                        RENAISSANCE MEDIA (LOUISIANA) LLC
                      RENAISSANCE MEDIA CAPITAL CORPORATION
         --------------------------------------------------------------
           (Exact Name of Registrants as Specified in Their Charters)


                                    DELAWARE
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

              333-56679                               14-1803051
              333-56679-01                            14-1801164
              333-56679-02                            14-1801165
              333-56679-03                            14-1803049
              ------------                            ----------
        (Commission File Numbers)      (I.R.S. Employer Identification Numbers)

      ONE CABLEVISION CENTER - SUITE 100
                FERNDALE, NY                                12734
---------------------------------------------             ----------
(Address of Principal Executive Offices)                  (Zip Code)



                                 (914) 295-2600
         --------------------------------------------------------------
              (Registrants' telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     In a press release dated October 7, 1998, Renaissance Media (Louisiana) LLC ("Renaissance Louisiana"), Renaissance Media (Tennessee) LLC ("Renaissance Tennessee"), and Renaissance Media Capital Corporation, ("Renaissance Capital" and, together with Renaissance Louisiana and Renaissance Tennessee, the "Issuers"), and Renaissance Media Group LLC, announced the consummation of the Issuers' exchange offer for the Issuers' outstanding 10% Senior Discount Notes due 2008. A copy of the October 7 press release is being filed as exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not  applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1  Press Release dated October 7, 1998

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RENAISSANCE MEDIA GROUP LLC


Dated October 7, 1998                      By:   /s/ Mark W. Halpin
                                                 ------------------------
                                                 Name:    Mark W. Halpin
                                                 Title:   Treasurer and CFO

                                           RENAISSANCE MEDIA (TENNESSEE) LLC


Dated October 7, 1998                      By:   /s/ Mark W. Halpin
                                                 ------------------------
                                                 Name:    Mark W. Halpin
                                                 Title:   Treasurer and CFO

                                           RENAISSANCE MEDIA (LOUISIANA) LLC


Dated October 7, 1998                      By:   /s/ Mark W. Halpin
                                                 ------------------------
                                                 Name:    Mark W. Halpin
                                                 Title:   Treasurer and CFO

                                           RENAISSANCE MEDIA CAPITAL CORPORATION


Dated October 7, 1998                      By:   /s/ Mark W. Halpin
                                                 ------------------------
                                                 Name:    Mark W. Halpin
                                                 Title:   Treasurer and CFO

                                  EXHIBIT INDEX


99.1     Press Release dated October 7, 1998.